 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 27, 2014
Brixmor Property Group Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-36160	45-2433192
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
420 Lexington Avenue
New York, New York 10170
(Address of Principal Executive Offices) (Zip Code)
(212) 869-3000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
Brixmor Property Group Inc. (the “Company”) is filing this Current Report on Form 8-K to: (i) recast the financial information and financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 (“2013 Form 10-K”) solely to reflect the reclassification of certain properties historically held in the Company’s portfolio (the “Non-Core Properties”) as discontinued operations; (ii) provide supplemental unaudited pro forma financial information; and (iii) recalculate certain non-GAAP financial measures to give effect to the reclassification, extinguishment of debt and adjustments for certain non-controlling interests. As previously disclosed in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2014 (“Form 10-Q”), effective in the first quarter of 2014, the Company began reporting results for the Non-Core Properties as discontinued operations. Accordingly, the interim financial information in the Form 10-Q has not been recast.

Audited Financial Information
In connection with the Company’s initial public offering (“IPO”) that was completed on November 4, 2013, the Company created a separate series of interest in Brixmor Operating Partnership LP (the “Operating Partnership”) that allocated to certain funds affiliated with The Blackstone Group L.P. and Centerbridge Partners, L.P. (owners of the Operating Partnership prior to the IPO) (the “pre-IPO owners”) all of the economic consequences of ownership of the Operating Partnership’s interest in 47 Non-Core Properties. During the fiscal year ended December 31, 2013 the Company disposed of 11 of the Non-Core Properties and during the first quarter of 2014, the Operating Partnership caused all of the remaining Non-Core Properties to be transferred to the pre-IPO owners or otherwise disposed on behalf of the pre-IPO owners and redeemed the separate series of interest in the Operating Partnership.

The following items of the 2013 Form 10-K are being retrospectively recast solely to reflect the completion of the transfer of the Non-Core Properties and the resulting reclassification of the results of the Non-Core Properties as discontinued operations:

•	Part II, Item 6 - Selected Financial Data;

•	Part II, Item 7 - Management’s Discussion and Analysis of Financial Condition and Results of Operations;

•	Part II, Item 8 - Financial Statements and Supplementary Data; and

•	Part IV, Item 15(a)(1) - Financial Statements.

The above sections, which are included in Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference, have been updated solely to reflect the discontinued operations discussed above. Other than as required to reflect such discontinued operations, this Current Report on Form 8-K does not modify or update the disclosures contained in the 2013 Form 10-K in any way, nor does it reflect any subsequent information, activities or events. Without limitation to the foregoing, this Current Report on Form 8-K does not purport to update the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section included in the 2013 Form 10-K for any information, uncertainties, transactions, risks, events or trends occurring, or known to management. More current information is contained in the Form 10-Q and subsequent filings with the Securities and Exchange Commission (“SEC”). The Form 10-Q and other SEC filings contain important information regarding forward-looking statements, events, developments or updates to certain expectations of the Company that have occurred subsequent to the filing of the 2013 Form 10-K.

Unaudited Pro Forma Financial Information
The Company is also providing certain supplemental unaudited pro forma financial information for the year ended December 31, 2013 and the three months ended March 31, 2014 that gives effect to the following transactions as if they occurred on January 1, 2013: (i) the contribution of 43 properties to the Company at the time of the IPO by certain investment funds affiliated with The Blackstone Group L.P.; (ii) the distribution and disposal of the Non-Core Properties; (iii) the Company's acquisition of the interest we did not already hold in Arapahoe Crossings, L.P.; (iv) borrowings under the Company's $2,750 million unsecured credit facility, to repay existing indebtedness; and (v) the net proceeds from the IPO, including the use thereof. Such supplemental unaudited pro forma financial information is included in Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP
99.1	2013 Annual Report:
Part II, Item 6 - Selected Financial Data
Part II, Item 7 - Management’s Discussion and Analysis of Financial Condition and Results of Operations
Part II, Item 8 -Financial Statements and Supplementary Data
Part IV, Item 15(a)(1) - Financial Statements
99.2	Unaudited Pro Forma Financial Information
101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIXMOR PROPERTY GROUP INC.

By:	/s/Steven F. Siegel
Name:	Steven F. Siegel
Title:	Executive Vice President,
General Counsel and Secretary
Date: May 27, 2014

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP
99.1	2013 Annual Report:
Part II, Item 6 - Selected Financial Data
Part II, Item 7 - Management’s Discussion and Analysis of Financial Condition and Results of Operations
Part II, Item 8 -Financial Statements and Supplementary Data
Part IV, Item 15(a)(1) - Financial Statements
99.2	Unaudited Pro Forma Financial Information
101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document